SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004

GOLD KIST INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	2-59958	58-0255560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E., Atlanta, Georgia 30346

(Addresses of Principal Executive Offices, including Zip Code)

(770) 393-5000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – OTHER EVENTS

Item 8.01 Other Events

On September 8, 2004, Gold Kist Inc. issued a press release announcing the results of a special meeting of members held September 8, 2004 to approve the proposed conversion of Gold Kist Inc. from a cooperative association to a for-profit corporation, Gold Kist Holdings Inc. This press release of a special meeting of members held September 8, 2004 is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Gold Kist Holdings Inc. has filed with the Securities and Exchange Commission a registration statement on Form S-4 relating to the conversion that was first delivered to members on August 16, 2004. Members of Gold Kist are urged to read the registration statement and the accompanying documents. These documents contain important information about the conversion and are available for free on the SEC web site at www.sec.gov.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated September 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD KIST INC.

/s/ J. David Dyson
Name:	J. David Dyson
Title:	General Counsel, Vice President and Corporate Secretary

Date: September 8, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 8, 2004